Transaction Information
Name of Purchasing Fund: Principal
Partners Largecap Value I
Name of Issuer: Metlife
Cusip/Sedol/ISIN of Security Purchased: 59516R108
Date of Transaction: 10/08/2008
Date Offering Commenced: 10/08/2008
Purchase Price/Unit (Net of fees and expenses): $26.50
Offering Price at Close of 1st full business day on which sales were made: $27.00
Underwriting Commission, Spread or Profit: 0.413
Name of Underwriter from whom Purchased: CSFB
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): UBS Investment
Bank
# of Shares/Par Amount of Purchase in Fund: 109,300
Principal Amount of Purchase in Fund: $2,896,450.00
Aggregate Principal Amount of Purchase: $66,250,000.00

Principal Amount of Total Offering:
 $1,987,500,000
..00
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
period that the issuer was required to file such material).   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering
of such class in any concurrent public offering.   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Thomas Cole Thomas Cole
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal
MidCap Value Fund
Name of Issuer: Ecolab Inc
Cusip/Sedol/ISIN of Security Purchased: 278365100
Date of Transaction: 11/12/2008
Date Offering Commenced: 11/12/2008
Purchase Price/Unit (Net of fees and expenses): $30.500
Offering Price at Close of 1st full business day on which sales were made: $30.620
Underwriting Commission, Spread or Profit: $0.53375
Name of Underwriter from whom Purchased: Merril Lynch
Capital Securities Inc
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Goldman Sachs
& Co.
# of Shares/Par Amount of Purchase in Fund: 46110
Principal Amount of Purchase in Fund: $1,406,355
Aggregate Principal Amount of Purchase: $1,406,355
Principal Amount of Total Offering: $1,700,969,872

Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ S DeMatteis S. DeMatteis
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond Fund
Name of Issuer: Matanuska-
Susitna Borough Alaska State of Alaska Lease Revenue Bonds Series 2008
Cusip/Sedol/ISIN of Security Purchased: 576553AP6
Date of Transaction: 12/23/2008
Date Offering Commenced: 12/23/2008
Purchase Price/Unit (Net of fees and expenses): $97.538
Offering Price at Close of 1st full business day on which sales were made: $97.538
Underwriting Commission, Spread or Profit: $4.42
Name of Underwriter from whom Purchased: RBC Capital
Markets
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,500,000
Principal Amount of Purchase in Fund: $1,463,070
Aggregate Principal Amount of Purchase: $8,500,000
Principal Amount of Total Offering: $244,285,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Thomas Byron Thomas Byron
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond Fund
Name of Issuer: Omaha Pub Pwr
Dist Neb Elec 5.50% due 02/01/2039
Cusip/Sedol/ISIN of Security Purchased: 6817934D4
Date of Transaction: 10/30/2008
Date Offering Commenced: 10/30/2008
Purchase Price/Unit (Net of fees and expenses): $95.737
Offering Price at Close of 1st full business day on which sales were made: $95.737
Underwriting Commission, Spread or Profit: $7.70
Name of Underwriter from whom Purchased: Citigroup GM
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $957,370
Aggregate Principal Amount of Purchase: $1,000,000
Principal Amount of Total Offering: $105,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter
period that the issuer was required to file such material).   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering
of such class in any concurrent public offering.   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Thomas Byron Thomas Byron
Signature of Portfolio Manager Printed Name

Transaction Information
Name of Purchasing Fund: Principal Tax
Exempt Bond Fund
Name of Issuer: Los Angeles
California Water & Power 5.25% due 07/01/2038
Cusip/Sedol/ISIN of Security Purchased: 544495PU2
Date of Transaction: 11/07/2008
Date Offering Commenced: 11/07/2008
Purchase Price/Unit (Net of fees and expenses): $95.938
Offering Price at Close of 1st full business day on which sales were made: $95.938
Underwriting Commission, Spread or Profit: $6.20
Name of Underwriter from whom Purchased: Siebert
Brandford Shank
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $1,000,000
Principal Amount of Purchase in Fund: $959,380
Aggregate Principal Amount of Purchase: $10,000,000
Principal Amount of Total Offering: $550,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    Yes
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not
less than three years (including operations of predecessors).   Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price
paid by each other purchaser of securities in that offering.   Yes
4. The underwriting was a firm commitment underwriting.   Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data
demonstrating the reasonableness of the underwriting    Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of
such class or if purchased in a Rule 144A Offering   Yes
7. No Affiliated Underwriter was a direct or indirect participant or
benefited directly or indirectly from the purchase.   Yes

/s/ Thomas Byron Thomas Byron
Signature of Portfolio Manager Printed Name